Business Combinations (Tables)	12 Months Ended
Dec. 31, 2020
Schedule of Preliminary Fair Value of Identifiable Assets and Assumed Liabilities	The preliminary fair value at acquisition date of the identifiable assets acquired and liabilities assumed were as follows:
Fair value recognized at acquisition date
Property, plant and equipment	1
Technologies & licenses	108
Technologies in progress	10
Other intangible assets	2
Deferred tax assets	5
Deferred tax liabilities	(18)
Net working capital	(4)
Goodwill(1)	135
Total net assets at fair value	239
Purchase consideration	239

(1)

The items that generated goodwill are workforce, synergies, future products and access to new markets. The goodwill is allocated to the ADG and MDG reportable segments as described in Note 8.  An amount of $45 million of goodwill was estimated to be tax deductible.

Norstel AB [Member]
Schedule of Preliminary Fair Value of Identifiable Assets and Assumed Liabilities	The final fair value of the assets acquired and liabilities assumed from Norstel were as follows:
	Fair value recognized at acquisition date	Measurement period adjustments	Fair value recognized as a result of acquisition
Property, plant and equipment	11	—	11
Technology in progress	86	—	86
Deferred tax assets	—	4	4
Deferred tax liabilities	—	(18)	(18)
Net working capital	(2)	—	(2)
Goodwill(1)	43	14	57
Total net assets at fair value	138	—	138
Purchase consideration	138	—	138

(1)

The primary item that generated goodwill is the value of the future synergies between Norstel technology in silicon carbide and the Company, which do not qualify as a separately identified intangible asset. The goodwill is allocated to the ADG reportable segment as described in Note 8.